Dreyfus
Municipal Cash
Management Plus
Annual Report


December 31, 1996

Dreyfus Municipal Cash Management Plus
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

     We are pleased to provide you with this report on Dreyfus Municipal Cash Management Plus. For its annual reporting period ended December 31, 1996, your Fund produced an annualized yield of 3.13% per share for its Investor Shares, and 3.37% for Institutional Shares. Since their inception on November 21, 1996, the Fund's Administrative shares and Participant Shares produced annualized yields of 3.39% and 3.09%, respectively. Income dividends of approximately $.031 per share were paid during the period for Investor Shares and $.034 for Institutional Shares. Income dividends for Administrative Shares and Participant Shares were approximately $.004 and $.003, respectively. Reinvesting these dividends and calculating the effect of compounding resulted in annualized effective yields of 3.18% and 3.43% for Investor Shares and Institutional Shares, respectively. Administrative Shares and Participant Shares were 3.44% and 3.13%, respectively.* These dividends were exempt from Federal personal income taxes, although some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

THE ECONOMY
     For the most part, incoming data in recent months have continued to showcase a comfortably moderate pace of economic activity. While final figures are not yet in, statistics point to a relatively modest 3% growth in the Gross Domestic Product (GDP) during the fourth quarter. However, December's soaring consumer confidence level and the announcement of stronger-than-expected November new home sales caused some analysts to predict accelerated economic growth in early 1997. Thus far, the GDP growth rate has provided a relatively neutral interest rate outlook. Apart from increases in food and energy prices over the past year, inflation has remained low--under 3%--and core indices of consumer and producer inflation have shown no signs of rising.

     Indeed, the Federal Reserve Board's Open Market Committee left short-term interest rates alone at its November, 1996 meeting, and is not scheduled to meet again until February, 1997. However, words of caution from Fed Chairman Alan Greenspan during December led to market talk of a possible tightening. The result was slightly higher rates on six-month to one-year money market securities, as investors began to see the possibility of even higher rates ahead.

MARKET ENVIRONMENT/PORTFOLIO
     There are times in the municipal money market when the execution of portfolio strategy is hindered to some degree by a lack of available supply. Often, the attempt to extend a Fund's average maturity could be thwarted by a dearth of high quality, short-term investments. These supply conditions can change substantially and often during the course of one calendar year. One example of a seasonal period of available supply is during the summer months when many issuers enter the municipal note market to meet their short term financing needs. This year, the increased supply coincided well with our efforts to increase your Fund's average maturity in anticipation of a decline in note yields.

     While there were other times during the period when the lack of note supply affected our strategy, we were able to lock in some attractive rates in the six-month to one-year range. We expect that this extension potentially should benefit your Fund's performance in early 1997 as yields on much shorter instruments drop significantly in the first few days of the year. We will continue to monitor the market to adjust our strategy to any unexpected changes as we seek out high quality issues that provide an appropriate balance between both income and liquidity.


                                       Very truly yours,




                                       Richard J. Moynihan
                                       Director, Municipal Portfolio Management
                                       The Dreyfus Corporation

January 15, 1997
New York, N.Y.

*Annualized effective yield is based upon dividends declared daily and reinvested monthly.

Dreyfus Municipal Cash Management Plus
----------------------------------------------------------------------------
Statement of Investments                                   December 31, 1996


                                                                                  Principal
Tax Exempt Investments--100.0%                                                     Amount              Value
----------------------------------------------------------------------------     ----------         -----------
California--21.7%
California Higher Education Loan Authority Inc., Student Loan Revenue:
   3.75%, Series C, 6/1/97 (LOC; Student Loan Marketing Association) (a).....    $ 5,500,000        $ 5,500,000
   VRDN 4.25%, Series C (LOC; Student Loan Marketing Association) (a,b)......      9,000,000          9,000,000
California School Cash Reserves Program Authority
   4.75, Series A, 7/2/97 (Insured; MBIA)....................................      5,000,000          5,021,600
State of California, RAN 4.50, Series A, 6/30/97.............................      6,450,000          6,489,990
Irvine Ranch Water District, Utility and Sewer Revenue, VRDN
   4.85% (LOC; Bank of America) (a,b)........................................      7,700,000          7,700,000
Los Angeles County, TRAN 4.50%, Series A, 6/30/97 (LOC: Bank of America,
   Credit Suisse, Morgan Guaranty Trust Co., Union Bank of Switzerland and
   Westdeutsche Landesbank) (a)                                                   12,000,000         12,030,674
Colorado--2.1%
Colorado Student Obligation Bond Authority, Student Loan Revenue, VRDN
   4.10%, Series A (LOC; Student Loan Marketing Association) (a,b)...........      4,400,000          4,400,000
Florida--2.5%
Pinellas County Housing Finance Authority, SFMR (Multi County Program)
   3.40%, Series B, 3/1/97 (Insured; FGIC)...................................      5,250,000          5,250,000
Hawaii--3.2%
Honolulu City and County, MFHR, VRDN (HaleKua Gardens Project)
   4.25%, Series A (LOC; Bank of Tokyo-Mitsubishi) (a,b).....................      6,704,000          6,704,000
Illinois--1.0%
West Chicago, IDR, VRDN (Acme Printing Ink Project)
   4.625% (LOC; Bank of Tokyo-Mitsubishi) (a,b)..............................      2,000,000          2,000,000
Indiana--4.0%
Indiana Bond Bank Reassessment Assistant Program:
   4.125%, Series A, 1/30/97.................................................      4,000,000          4,001,150
   4.50%, Series B, 1/30/97..................................................      4,410,000          4,412,042
Kentucky--4.5%
Boone County, IDR, VRDN (Curtain Matheson Scientific Project)
   4.35% (LOC; Toronto-Dominion Bank) (a,b)..................................      1,500,000          1,500,000
Daviess County, Solid Waste Disposal Facility Revenue, VRDN
   (Scott Paper Co. Project) 4.35%, Series B (LOC; Kimberly-Clark Corp.) (a,b)     8,000,000          8,000,000
Louisiana--4.3%
New Orleans Aviation Board, Revenue, VRDN (Passenger Facility Charge Projects)
   4.40% (LOC: Banque Paribas and Canadian Imperial Bank of Commerce) (a,b)..      9,000,000          9,000,000
Massachusetts--1.4%
State of Massachusetts 4.25%, Series A, 6/10/97..............................      3,000,000          3,004,416
Michigan--9.6%
Jackson County, Industrial Sewage Facility Revenue, VRDN (Chevron USA Inc. Project)
   4.35% (LOC; Chevron USA Inc.) (a,b).......................................      4,900,000          4,900,000
Michigan Higher Education Student Loan Authority, Revenue, VRDN
   4.10%, Series XII-F (Insured; AMBAC and LOC; Krediet Bank) (a,b)..........      2,000,000          2,000,000


Dreyfus Municipal Cash Management Plus
----------------------------------------------------------------------------
Statement of Investments (continued)                       December 31, 1996

                                                                                  Principal
Tax Exempt Investments (continued)                                                 Amount              Value
----------------------------------------------------------------------------     ----------         -----------
Michigan (continued)
Michigan Building Authority, Revenue, CP
   3.50%, Series 1, 5/1/97 (LOC; Canadian Imperial Bank of Commerce) (a).....    $ 7,295,000        $ 7,295,000
Michigan Underground Storage, CP
   3.60%, 2/5/97 (LOC; Canadian Imperial Bank of Commerce) (a)...............      6,000,000          6,000,000
Missouri--6.6%
Mexico Industrial Development Authority, Industrial Revenue, VRDN
   (Optec DD USA Inc. Project) 4.375% (LOC; Industrial Bank of Japan) (a,b)..      1,000,000          1,000,000
Missouri Environmental Improvement and Energy Resource Authority, PCR
   (Union Electric Co.) 3.65%, Series A, 6/1/97 (LOC; Swiss Bank Corp.) (a)..      6,500,000          6,500,000
Missouri Higher Education Loan Authority, Student Loan Revenue, Refunding, VRDN
   4.30%, Series B (Insured; MBIA and LOC; State Street Bank) (a,b)..........      6,500,000          6,500,000
Nevada--4.7%
Clark County, IDR, Refunding, VRDN (Nevada Power Co. Project)
   4.25%, Series B (LOC; Societe Generale) (a,b).............................     10,000,000         10,000,000
New Jersey--.9%
Burlington County, BAN 4.25%, 4/24/97........................................      2,000,000          2,003,582
New York--5.7%
New York City, RAN
   4.50%, Series B, 6/30/97 (LOC: Bank of Nova Scotia,
   Canadian Imperial Bank of Commerce and Commerz Bank) (a)..................      5,000,000          5,031,850
State of New York, CP 3.50%, 3/5/97 (LOC; Westdeutsche Landesbank) (a).......      7,000,000          7,000,000
North Carolina--2.9%
Craven County Industrial Facilities and Pollution Control Financing Authority, VRDN
   (Craven Wood Energy) 4.35%, Series B (LOC; ABN-Amro Bank) (a,b)...........      6,140,000          6,140,000
Ohio--7.0%
Greene County, BAN 3.88%, 6/4/97.............................................      5,000,000          5,003,249
Ohio Housing Finance Agency, Mortgage Revenue 3.40%, Series A-3, 3/3/97......      5,000,000          5,000,000
Piqua, IDR, VRDN (Berwick Steel Co. Project) 4.25%, (LOC; Sanwa Bank) (a,b)..      4,800,000          4,800,000
Pennsylvania--3.8%
Emmaus General Authority, Revenue, VRDN
   5% (Liquidity Facility; Credit Suisse and LOC; FSA) (a,b).................      8,000,000          8,000,000
Rhode Island--2.2%
Rhode Island Housing and Mortgage Finance Corporation (Homeownership)
   3.55%, Series 19D, 1/30/97 (LOC; Societe Generale) (a)....................      4,600,000          4,600,000
Texas--3.8%
Greater East Texas Higher Education Authority Inc., Student Loan Revenue
   4.15%, Series B (LOC; Student Loan Marketing Association) (a,b)...........      3,000,000          3,000,000
State of Texas, TRAN 4.75%, 8/29/97..........................................      5,000,000          5,025,286
Vermont--2.0%
Vermont Industrial Development Authority, IDR, VRDN (Ryegate Project)
   4.05% (LOC; ABN-Amro Bank) (a,b)..........................................      4,300,000          4,300,000

Dreyfus Municipal Cash Management Plus
----------------------------------------------------------------------------
Statement of Investments (continued)                       December 31, 1996

                                                                                  Principal
Tax Exempt Investments (continued)                                                 Amount              Value
----------------------------------------------------------------------------     ----------         -----------
Virginia--2.5%
Charles City and County Industrial Development Authority, Exempt Facility Revenue
   VRDN (Chambers Development Inc., Project)
   4.35%, (LOC; North Carolina National Bank) (a,b)..........................    $ 3,700,000       $  3,700,000
Chesapeake Industrial Development Authority, IDR, VRDN (Sumitomo Mach Co.)
   4.375% (LOC; Sumitomo Bank) (a,b).........................................      1,500,000          1,500,000
West Virginia--3.6%
Marion County Commission, Solid Waste Disposal Facility Revenue, VRDN
   (Granttown Project) 4.25%, Series B (LOC; National Westminster Bank) (a,b)      7,700,000          7,700,000
                                                                                                   ------------
TOTAL INVESTMENTS (cost $211,012,839)........................................                      $211,012,839
                                                                                                   ============

Summary of Abbreviations
----------------------------------------------------------------------------


AMBAC      American Municipal Bond Assurance Corporation    MBIA       Municipal Bond Investors Assurance
BAN        Bond Anticipation Notes                                       Insurance Corporation
CP         Commercial Paper                                 MFHR       Multi-Family Housing Revenue
FGIC       Federal Guaranty Insurance Company               PCR        Pollution Control Revenue
FSA        Financial Security Assurance                     RAN        Revenue Anticipation Notes
IDR        Industrial Development Revenue                   SFMR       Single Family Mortgage Revenue
LOC        Letter of Credit                                 TRAN       Tax Revenue Notes
                                                            VRDN       Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)
--------------------------------------------------------------------


Fitch (c)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         --------                       ----------------          ------------------
F1+/F1                         VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)               96.7%
Not Rated (e)                  Not Rated (e)                  Not Rated (e)                       3.3
                                                                                              -------
                                                                                                100.0%
                                                                                              =======

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Secured by letters of credit. At December 31, 1996, 82.2% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks, corporations and government agencies, of which Canadian Imperial
    Bank of Commerce and Student Loan Marketing Association provided letters of credit to 10.1% and 10.9% of the Fund's net assets, respectively.
(b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(c) Fitch currently provides creditworthiness information for a limited number of investments.
(d) P1 and A1 are the highest ratings assigned tax-exempt commercial paper by Moody's and Standard & Poor's, respectively.
(e) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Fund's Board of Trustees to be of comparable quality to those rated securities in which the Fund may invest.


                       See notes to financial statements.

Dreyfus Municipal Cash Management Plus
--------------------------------------------------------
Statement of Assets and Liabilities    December 31, 1996


                                                                                                 Cost            Value
                                                                                             ------------    -------------
ASSETS:                       Investments in securities--See Statement of Investments        $211,012,839    $211,012,839
                              Cash.............................................                                   504,479
                              Interest receivable..............................                                 1,961,980
                                                                                                             -------------
                                                                                                              213,479,298
                                                                                                             -------------
LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                    33,346
                              Due to Distributor...............................                                    11,127
                              Payable for investment securities purchased......                                11,693,621
                                                                                                             -------------
                                                                                                               11,738,094
                                                                                                             -------------
NET ASSETS.....................................................................                              $201,741,204
                                                                                                             =============
REPRESENTED BY:               Paid-in capital..................................                              $201,904,290
                              Accumulated net realized gain (loss) on investments                                (163,086)
                                                                                                             -------------
NET ASSETS.....................................................................                              $201,741,204
                                                                                                             =============


                            NET ASSET VALUE PER SHARE
------------------------------------------------------------------------------

                                                   Institutional      Investor        Administrative     Participant
                                                      shares           shares             shares           shares
                                                   ------------      -----------       ------------       ---------
Net Assets.....................................    $155,912,998      $45,828,006           $100             $100
Shares Outstanding.............................     156,072,799       45,831,291            100              100
NET ASSET VALUE PER SHARE......................           $1.00            $1.00          $1.00            $1.00
                                                          =====            =====          =====            =====



                       See notes to financial statements.

Dreyfus Municipal Cash Management Plus
-------------------------------------------------------------------------
Statement of Operations                      Year Ended December 31, 1996


INVESTMENT INCOME

INCOME                        Interest Income..................................                                 $8,236,541

EXPENSES:                     Management fee--Note 2(a).........................               $459,763
                              Distribution fees--Note 2(b)......................                115,500
                                                                                               ---------
                                   Total Expenses..............................                                    575,263
                                                                                                                -----------
INVESTMENT INCOME--NET..........................................................                                 7,661,278


NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b).............................                                     (6,563)
                                                                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                  $7,654,715
                                                                                                                ===========



                       See notes to financial statements.

Dreyfus Municipal Cash Management Plus
---------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                               Year Ended         Year Ended
                                                                                           December 31, 1996   December 31, 1995
                                                                                           -----------------   -----------------
OPERATIONS:
  Investment income--net...................................................                  $    7,661,278   $      8,688,727
  Net realized gain (loss) on investments..................................                          (6,563)           (12,665)
                                                                                             ---------------- ----------------
      Net Increase (Decrease) in Net Assets Resulting from Operations......                       7,654,715          8,676,062
                                                                                             ---------------- ----------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net:
    Institutional shares...................................................                      (6,211,606)        (8,341,265)
    Investor shares........................................................                      (1,449,672)          (347,462)
                                                                                             ---------------- ----------------
      Total Dividends......................................................                      (7,661,278)        (8,688,727)
                                                                                             ---------------- ----------------
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Institutional shares...................................................                   1,844,365,196      2,507,919,735
    Administrative shares..................................................                             100            --
    Investor shares........................................................                     525,650,851        178,387,472
    Participant shares.....................................................                             100            --
  Dividends reinvested:
    Institutional shares...................................................                       5,716,634          7,895,480
    Investor shares........................................................                       1,317,464            318,497
  Cost of shares redeemed:
    Institutional shares...................................................                  (1,888,251,730)    (2,514,424,708)
    Investor shares........................................................                    (503,956,089)      (157,298,474)
                                                                                             ---------------- ----------------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                   (15,157,474)        22,798,002
                                                                                             ---------------- ----------------
        Total Increase (Decrease) in Net Assets............................                     (15,164,037)        22,785,337

NET ASSETS:
  Beginning of Period......................................................                     216,905,241        194,119,904
                                                                                             ---------------- ----------------
  End of Period............................................................                  $  201,741,204   $    216,905,241
                                                                                             ================ ================


                       See notes to financial statements.

Dreyfus Municipal Cash Management Plus
------------------------------------------------------------------------------
Financial Highlights
   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                        Institutional Shares                 Administrative Shares
                                          -------------------------------------------------  ---------------------
                                                        Year Ended December 31,                  Period Ended
                                          -------------------------------------------------      December 31,
PER SHARE DATA:                            1996(1)    1995      1994       1993      1992           1996(2)
                                          -------    -------   -------    -------   -------         -------
   Net asset value, beginning of period   $  1.00    $  1.00   $  1.00    $  1.00   $  1.00         $  1.00
                                          -------    -------   -------    -------   -------         -------
   Investment Operations:
   Investment income--net...............     .034       .038      .027       .024      .031            .004
                                          -------    -------   -------    -------   -------         -------
   Distributions:
   Dividends from investment income--net    (.034)     (.038)    (.027)     (.024)    (.031)          (.004)
                                          -------    -------   -------    -------   -------         -------
   Net asset value, end of period......   $  1.00    $  1.00   $  1.00    $  1.00   $  1.00         $  1.00
                                          -------    -------   -------    -------   -------         -------
                                          -------    -------   -------    -------   -------         -------
TOTAL INVESTMENT RETURN................      3.43%      3.85%     2.76%      2.44%     3.16%           3.38%(3)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets    .20%       .20%      .20%       .20%      .20%            .30%(3)
   Ratio of net investment income
      to average net assets............      3.38%      3.78%     2.62%      2.40%     3.04%           3.73%(3)
   Decrease reflected in above expense ratios
      due to undertakings by the Manager      --         --        --         .07%      .10%             --
   Net Assets, end of period
      (000's Omitted)..................  $155,913   $194,088  $192,710   $364,583  $259,416              --

----------------------------
(1) Effective November 20, 1996, Class A shares were redesignated Institutional Shares.
(2) From  November  21,  1996  (commencement  of initial  offering)  to
    December 31, 1996.
(3) Annualized.



                       See notes to financial statements.

Dreyfus Municipal Cash Management Plus
-----------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from in the Fund's financial statements.


                                                             Investor Shares                    Participant Shares
                                               -------------------------------------------     ------------------
                                                         Year Ended December 31,                 Period Ended
                                               -------------------------------------------       December 31,
PER SHARE DATA:                                1996(1)       1995        1994      1993(2)           1996(3)
                                               --------    --------    --------   --------          --------
   Net asset value, beginning of period..      $ 1.00      $ 1.00      $ 1.00     $ 1.00            $ 1.00
                                               --------    --------    --------   --------          --------
   Investment Operations:
   Investment income--net.................       .031        .035        .025       .005              .004
                                               --------    --------    --------   --------          --------
   Distributions:
   Dividends from investment income--net..      (.031)      (.035)      (.025)     (.005)            (.004)
                                               --------    --------    --------   --------          --------
   Net asset value, end of period........      $ 1.00      $ 1.00      $ 1.00     $ 1.00            $ 1.00
                                               ========    ========    ========   ========          ========
TOTAL INVESTMENT RETURN..................        3.18%       3.60%       2.51%      2.12%(4)          3.12%(4)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets        .45%        .45%       .45%        .45%(4)           .60%(4)
   Ratio of net investment income
      to average net assets..............        3.14%       3.51%       2.43%      2.14%(4)          3.55%(4)
   Net Assets, end of period (000's Omitted)  $45,828     $22,817      $1,410         $1                 --

-----------------
(1) Effective  November 20,  1996,  Class B shares were  redesignated  Investor
    Shares.
(2) From September 30, 1993 (commencement of initial offering) to December 31, 1993.
(3) From November 21, 1996 (commencement of initial offering) to
    December 31, 1996.
(4) Annualized.



                       See notes to financial statements.

Dreyfus Municipal Cash Management Plus
--------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:
   Dreyfus Municipal Cash Management Plus (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

   Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold without a sales load. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Institutional Shares, Administrative Shares, Investor Shares and Participant Shares. Effective November 20, 1996, Class A shares were redesignated as Institutional Shares and Class B shares were redesignated as Investor Shares. Administrative Shares, Investor Shares and Participant Shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the Classes include the services offered to and the expenses borne by each Class, and certain voting rights.

   It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   Subsequent to year end the Fund changed its year end to January 31.

   (a) Portfolio valuation: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
Cost of investments represents amortized cost.

   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryover, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $163,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. If not applied, $144,000 of the carryover expires in fiscal 2002, $13,000 of the carryover expires in fiscal 2003 and $6,000 of the carryover expires in fiscal 2004.

Dreyfus Municipal Cash Management Plus
--------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:
   (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and is payable monthly.

   Unless the Manager gives the Fund's investors 90 days notice to the contrary, the Manager and not the Fund, will be liable for Fund expenses (exclusive of taxes, brokerage, interest on borrowings and, with the prior written consent of the necessary state securities commission, extraordinary expenses) other than the following expenses, which will be borne by the Fund: the management fee, and, with the respect to the Fund's Administrative Shares, Investor Shares and Participant Shares, Rule 12b-1 Service Plan expenses.

   (b) Under the Fund's Service Plan in effect with respect to the Fund's Administrative Shares, Investor Shares and Participant Shares (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for distributing such share classes of the Fund and (b) pays the Manager and Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and their affiliates (collectively, "Dreyfus") for advertising and marketing relating to such share classes of the Fund and for providing certain services relating to shareholder accounts in such share classes, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .10, .25 and .40 of 1% of the value of the average daily net assets of Administrative Shares, Investor Shares and Participant Shares, respectively. Both the Distributor and Dreyfus may pay one or more Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to the Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 1996, $115,500 was charged to the Fund pursuant to the Plan with respect to the Fund's Investor Shares. No amounts were charged to the Fund with respect to Administrative Shares and Participant Shares for such fiscal year.

   (c) Each trustee who is not an "affiliated person" as defined in the Act receives an annual fee of $3,000 and an attendance fee of $500 per meeting.

Dreyfus Municipal Cash Management Plus
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus Municipal Cash Management Plus

   We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Cash Management Plus, including the statement of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Cash Management Plus at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                        Ernst & Young LLP

New York, New York
January 31, 1997

Important Tax Information (Unaudited)

   In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income--net during the fiscal year ended December 31, 1996 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

Dreyfus Municipal Cash
Management Plus
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940






Printed in U.S.A.                 132/676AR9612